UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

TAO Synergies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TAO SYNERGIES INC.

1185 Avenue of the Americas, 3rd Floor, New York, New York 10036

July 7, 2025

To Our Stockholders:

You are cordially invited to attend a special meeting of stockholders of TAO Synergies Inc. (f/k/a Synaptogenix, Inc., the “Company”) to be held at 11:00 am Eastern Time on Wednesday, August 6, 2025. We have decided to hold this special meeting virtually via live audio webcast on the internet. You will be able to attend the special meeting by first registering at https://https://web.viewproxy.com/TAO/2025SM. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. You will not be able to attend the special meeting in person.

Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.

At the special meeting, we will ask stockholders (i) to authorize, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), as applicable, the issuance of shares of our common stock underlying shares of convertible preferred stock and warrants issued by us pursuant to the terms of (a) that certain Securities Purchase Agreement, dated June 9, 2025, by and among us and the investors named therein, (b) that certain Consulting Agreement, dated June 8, 2025, by and among us and the parties therein and (c) that certain engagement letter by and among us and GP Nurmenkari Inc. as placement agent, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants) (ii) to approve a proposed amendment to the Synaptogenix, Inc. 2020 Equity Incentive Plan to, among other things, (a) increase the number of shares available for the grant of awards by 2,000,000 shares and (b) change the name of the Plan to “TAO Synergies Inc. 2020 Equity Incentive Plan” (the “Plan Amendment Proposal”); and (iii) to approve an adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt each of the aforementioned proposals. The board of directors recommends the approval of each of these proposals.

We hope you will be able to attend the special meeting. Whether you plan to attend the special meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of the Company.

Sincerely,

/s/ Joshua Silverman
Joshua Silverman
Executive Chairman

TAO SYNERGIES INC.

1185 Avenue of the Americas, 3rd Floor, New York, New York 10036

July 7, 2025

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME: 11:00 am EST

DATE: August 6, 2025

ACCESS:

You will be able to attend the special meeting by first registering at https://web.viewproxy.com/TAO/2025SM. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. If you are a registered holder, your virtual control number will be on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the special meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the special meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/TAO/2025SM. On the day of the special meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

PURPOSES:

1.	To authorize, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), as applicable, the issuance of shares of our common stock underlying shares of convertible preferred stock and warrants issued by us pursuant to the terms of (a) that certain Securities Purchase Agreement, dated June 9, 2025, by and among us and the investors named therein, (b) that certain Consulting Agreement, dated June 8, 2025, by and among us and the parties therein and (c) that certain engagement letter by and among us and GP Nurmenkari Inc. as placement agent, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants) (the “Issuance Proposal”);

2.	To approve a proposed amendment to the Synaptogenix, Inc. 2020 Equity Incentive Plan to, among other things, (a) increase the number of shares available for the grant of awards by 2,000,000 shares and (b) change the name of the Plan to “TAO Synergies Inc. 2020 Equity Incentive Plan” (the “Plan Amendment Proposal”);

3.	To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt either of the Issuance Proposal or the Plan Amendment Proposal or to establish a quorum (the “Adjournment Proposal”); and

4.	To transact such other business that is properly presented at the special meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of TAO Synergies Inc. common stock or Series C Preferred Stock at the close of business on June 9, 2025. A list of stockholders of record will be available at the special meeting and, during the 10 days prior to the special meeting, at our principal executive offices located at 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036.

All stockholders are cordially invited to attend the special meeting. Whether you plan to attend the special meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the special meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert Weinstein
Robert Weinstein
Secretary

TABLE OF CONTENTS

Appendix

Appendix A

TAO SYNERGIES INC.

1185 Avenue of the Americas, 3rd Floor, New York, New York 10036

PROXY STATEMENT FOR THE TAO SYNERGIES INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 6, 2025

This proxy statement, along with the accompanying notice of special meeting of stockholders, contains information about the special meeting of stockholders of TAO Synergies Inc., including any adjournments or postponements of the special meeting. We are holding the special meeting at 11:00 am, Eastern Time, on Wednesday, August 6, 2025. You will be able to attend the special meeting by first registering at https://web.viewproxy.com/TAO/2025SM. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date.

In this proxy statement, we refer to TAO Synergies Inc. as “TAO Synergies,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the special meeting.

On or about July 8, 2025, we intend to begin sending this proxy statement, the attached notice of special meeting of stockholders and the enclosed proxy card to all stockholders entitled to vote at the special meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON AUGUST 6, 2025

This proxy statement, the notice of special meeting of stockholders and our form of proxy card are available for viewing, printing and downloading at https://web.viewproxy.com/TAO/2025SM. To view these materials please have your control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

If you are a registered holder, your virtual control number will be on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to access the special meeting.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

Our board of directors (the “Board”) is soliciting your proxy to vote at the special meeting of stockholders to be held virtually, on Wednesday, August 6, 2025 at 11:00 am EST, and any adjournments or postponements of the meeting, which we refer to as the special meeting. This proxy statement, along with the accompanying notice of special meeting of stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the special meeting.

We have made available to you on the Internet or have sent you this proxy statement, the notice of special meeting of stockholders and the proxy card because you owned shares of our common stock or Series C Preferred Stock on the record date. We intend to commence distribution of proxy materials to stockholders on or about July 8, 2025.

Why are you seeking approval for the issuance of shares of common stock in connection with the financing transaction?

On June 9, 2025, we entered into a securities purchase agreement pursuant to which we agreed to sell (i) an aggregate of 5,500 shares of the Company’s newly designated Series D convertible preferred stock, par value $0.0001, with a stated value of $1,000 per share (the “Series D Preferred Stock”), initially convertible into an aggregate of up to 1,833,333 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an initial conversion price of $3.00 and (ii) warrants (the “Warrants”) to purchase up to an aggregate of 1,833,333 shares of Common Stock in a private placement (the “Offering”). The conversion price of the Series D Preferred Stock (the “Conversion Price”) is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Conversion Price (subject to certain exceptions). We are required to redeem the Preferred Shares in equal quarterly installments, commencing on September 30, 2025. The amortization payments due upon such redemption are payable in cash at 107% of the Installment Amount (as defined in the Certificate of Designations of the Series D Preferred Stock (the “Certificate of Designations”)). In connection with the Offering, pursuant to an engagement letter between the Company and GP Nurmenkari Inc. (“GPN”), the Company agreed to issue to GPN or its nominees warrants to purchase shares of Common Stock equal to an aggregate of 55,000 shares of Common Stock, with an exercise price of $3.00 per share and a five-year term (the “GPN Warrants”).

In addition, on June 8, 2025, the Company entered into a consulting agreement (the “Altucher Consulting Agreement”) with James Altucher and Z-List Media, Inc. (the “Consultant”), pursuant to which the Consultant will assist the Company with, among other things, crypto portfolio management; investor relations; strategic planning; deal flow analysis and advice related to sector growth initiatives. The Altucher Consulting Agreement has a term of one- year.

In connection with the entry into the Altucher Consulting Agreement, the Company issued to the Consultant warrants to purchase up to an aggregate of 1,200,000 shares of Common Stock, consisting of: (i) a warrant to purchase up to 400,000 shares of Common Stock at an exercise price of $4.00 per share (the “First Tranche Warrant”), (ii) a warrant to purchase up to 200,000 shares of Common Stock at an exercise price of $6.00 per share (the “Second Tranche Warrant”), (iii) a warrant to purchase up to 200,000 shares of Common Stock at an exercise price of $8.00 per share (the “Third Tranche Warrant”) and (iv) a warrant to purchase up to 400,000 shares of Common Stock at exercise price of $12.00 per share (the “Fourth Tranche Warrant” and together the First Tranche Warrant, the Second Tranche Warrant and the Third Tranche Warrant, the “Consultant Warrants”) with each warrant subject to exercisability, forfeiture and such other terms as set forth therein. The shares of Common Stock issuable upon exercise of the Consultant Warrants are referred to herein as the “Consultant Warrant Shares.”

Pursuant to the First Tranche Warrant: (i) 200,000 Consultant Warrant Shares are immediately exercisable upon issuance and (ii) the remaining 200,000 Consultant Warrant Shares will be exercisable upon the retention of a mutually agreeable treasury manager. Pursuant to the Second Tranche Warrant, the Consultant Warrant Shares will be exercisable on the 3-month anniversary of the date of issuance. Pursuant to the Third Tranche Warrant, the Consultant Warrant Shares will be exercisable on the 6-month anniversary of the date of issuance. Pursuant to the Fourth Tranche Warrant, the Consultant Warrant Shares will be exercisable on the one-year anniversary of the date of issuance. Each of the Consultant Warrants expire five years from the date of issuance.

Nasdaq Listing Rule 5635(c) generally requires us to obtain stockholder approval prior to issuance of securities when a stock option or purchase plan is established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which shares of Common Stock may be acquired by officers, directors, employees or consultants of the Company. We believe the issuance or delivery of shares of Common Stock underlying the Consultant Warrants to Mr. Altucher should not be treated as equity compensation within the meaning of Rule 5635(c). However, it is possible Nasdaq may deem all or a portion of any arrangement as compensatory in nature, particularly in circumstances where the value deemed received by a listed company is less than the fair value of the securities issued. Accordingly, we are seeking the approval of our stockholders for the issuance of shares of the Common Stock underlying the Consultant Warrants pursuant to Nasdaq Listing Rule 5635(c). For more information, see “Issuance Proposal” contained elsewhere in this proxy statement.

Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock. Accordingly, the Company is seeking stockholder approval of the issuance of shares of Common Stock in connection with the (i) Offering, (ii) Consultant Warrants and (iii) GPN Warrants. For more information, see “Issuance Proposal” contained elsewhere in this proxy statement.

Why Are You Holding a Virtual Special Meeting?

The special meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the special meeting so they can ask questions of our Board or management, as time permits.

How do I access the Virtual Special Meeting?

The live webcast of the special meeting will begin promptly at 11:00 am ET. Online access to the audio webcast will open 15 minutes prior to the start of the special meeting to allow time for you to log-in and test your device’s audio system. The virtual special meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the special meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the special meeting.

Log-in Instructions. You will be able to attend the special meeting by first registering at https://web.viewproxy.com/TAO/2025SM. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. If you are a registered holder, your virtual control number will be on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the special meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the special meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/TAO/2025SM. On the day of the special meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

What Happens if There Are Technical Difficulties during the Special meeting?

There will be technicians ready to assist you with any technical difficulties you may have accessing the special meeting live audio webcast. Please be sure to check in by 10:45 a.m. ET on August 6, 2025 (15 minutes prior to the start of the meeting is recommended) the day of the meeting, so that any technical difficulties may be addressed before the special meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

Who May Vote?

Only stockholders who owned our Common Stock or Series C Preferred Stock at the close of business on the record date are entitled to vote at the special meeting. On this record date, there were 1,391,682 shares of our Common Stock outstanding and entitled to vote. In addition, on an as-converted basis, holders of our Series C Preferred Stock are entitled to an aggregate of 256,802 votes on each proposal. Our Common Stock and our Series C Preferred Stock are our only classes of voting stock eligible to vote at this special meeting.

If on June 9, 2025 your shares of our Common Stock or Series C Preferred Stock were registered directly in your name with our transfer agent, Pacific Stock Transfer Company, then you are a stockholder of record.

If on June 9, 2025, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the notice and our proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the special meeting to vote your shares. Shares represented by valid proxies, received in time for the special meeting and not revoked prior to the special meeting, will be voted at the special meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote on all proposals described in this proxy statement. Each share of our Series C Preferred Stock that you own entitles you to the number of votes equal to the number of shares of Common Stock into which your shares of Series C Preferred Stock could have been converted on the record date. This number is obtained by dividing the stated value of your Series C Preferred Stock ($1,000) by the “Minimum Price” (as defined in Rule 5635 of the Rule of the Nasdaq Stock Market) immediately prior to the date of the Purchase Agreement ($3.52). With respect to all proposals, our Common Stock and Series C Preferred Stock vote together as a single class. Holders of Series D convertible preferred stock are not permitted to vote on Proposal 1 (the Issuance Proposal (as defined herein)).

How Do I Vote?

Whether you plan to attend the special meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted for, against or abstain with respect to the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the special meeting.

If your shares are registered directly in your name through our stock transfer agent, Pacific Stock Transfer Company, or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the proxy card to vote over the Internet or by telephone.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board’s recommendations as noted below. At the time of the virtual special meeting. If you attend the virtual special meeting, you may vote your shares online at the time of the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on August 5, 2025.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the special meeting in order to vote.

How Does the Board Recommend that I Vote on the Proposals?

Our Board recommends that you vote (a) “FOR” the issuance, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), as applicable, of shares of our Common Stock underlying (i) shares of our Series D Preferred Stock and Warrants issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated June 9, 2025, by and among us and the investors named therein, (ii) the Consultant Warrants and (iii) the GPN Warrants, in an amount equal to or in excess of 20% of our Common Stock outstanding before the issuance of such Series D Preferred Stock and Warrants (including upon the operation of anti-dilution provisions contained in such Series D Preferred Stock and Warrants) (the “Issuance Proposal”) (b) “FOR” the approval of the amendment to the Synaptogenix, Inc. 2020 Equity Incentive Plan (the “Plan Amendment Proposal”) and (c) “FOR” the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt either of the Issuance Proposal or the Plan Amendment Proposal (the “Adjournment Proposal”).

If any other matter is presented at the special meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the special meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the special meeting. You may change or revoke your proxy in any one of the following ways:

•	If you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above:

•	by re-voting by Internet or by telephone as instructed above;

•	by notifying the Company’s Secretary in writing before the special meeting that you have revoked your proxy; or

•	by attending the special meeting and voting at the meeting. Attending the special meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the special meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one notice or proxy card if you hold shares of our Common Stock or Series C Preferred Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the special meeting and in the manner you desire.

What Vote is Required to Approve the Proposals and How are Votes Counted?

The affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the special meeting is required to approve the Issuance Proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The affirmative vote of a majority of the shares cast affirmatively or negatively for the proposal is required to approve the Plan Amendment Proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon at the special meeting is required to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt either of the Issuance Proposal or the Plan Amendment Proposal, or to establish a quorum. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Broker non-votes (if any) for such shares (if deemed present or represented by proxy at the special meeting pursuant to Delaware law) will be treated as votes against this proposal.

Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the special meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the special meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Alliance Advisors to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $52,900 in total.

What Constitutes a Quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of one third of the voting power of all outstanding shares of our Common Stock and Series C Preferred Stock entitled to vote at the special meeting voting together as a single class, is necessary to constitute a quorum at the special meeting. Votes of stockholders of record who are present at the special meeting in person or by proxy and abstentions are counted for purposes of determining whether a quorum exists.

Who should I contact if I have any questions about how to vote?

If you have any questions about how to vote your shares, you may contact our proxy solicitor at:

Alliance Advisors, LLC

150 Clove Road, Suite 400, Little Falls, NJ 07424 Telephone: (844) 717-2319

Attending the Special Meeting

Our special meeting will be held in a virtual meeting format only. You will be able to attend the special meeting by first registering at https://web.viewproxy.com/TAO/2025SM. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple TAO Synergies stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our notice or, if applicable, our proxy materials to you if you write or call our corporate secretary at: 1185 Avenue of the Americas, 3rd Floor, New York, New York 10036 and 973-242-0005. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

•	following the instructions provided on your proxy card; or

•	following the instructions provided when you vote over the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of June 20, 2025 for (a) the executive officers named in the Summary Compensation Table on page 16 of our proxy statement related to our annual meeting of stockholders that was filed with the SEC on November 7, 2024, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of June 20, 2025 pursuant to the exercise of options or warrants or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 2,163,690 shares of common stock outstanding on June 20, 2025.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned (1)
More than 5% stockholders:
None
Directors and Named Executive Officers:
Daniel L. Alkon (2)	5,672	*	%
Bruce T. Bernstein (3)	6,103	*	%
Jonathan Schechter (4)	5,883	*	%
Joshua N. Silverman (5)	7,440	*	%
William S. Singer (6)	6,330	*	%
Alan J. Tuchman (7)	4,823	*	%
Robert Weinstein (8)	4,776	*	%
All current directors and executive officers as a group (7 persons)	41,026	1.87%

*Represents beneficial ownership of less than 1% of the outstanding shares.

(1)	Applicable percentage ownership is based on 2,163,690 shares of our common stock outstanding, together with securities exercisable or convertible into shares of our common stock within 60 days of June 20, 2025 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. The shares issuable pursuant to the exercise or conversion of such securities are deemed outstanding for the purpose of computing the percentage of ownership of the security holder, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

(2)	Consists of 1,422 shares of common stock and options to purchase 4,250 shares of common stock that are exercisable within 60 days of June 20, 2025. Dr. Alkon is our former Chief Scientific Officer.

(3)	Consists of 1,103 shares of common stock and options to purchase 5,000 shares of common stock that are exercisable within 60 days of June 20, 2025.

(4)	Consists of 1,090 shares of common stock and options to purchase 4,793 shares of common stock that are exercisable within 60 days of June 20, 2025.

(5)	Consists of 1,530 shares of common stock and options to purchase 5,910 shares of common stock that are exercisable within 60 days of June 20, 2025.

(6)	Consists of 1,320 shares of common stock and options to purchase 5,010 shares of common stock that are exercisable within 60 days of June 20, 2025.

(7)	Consists of 1,320 shares of common stock and options to purchase 3,503 shares of common stock that are exercisable within 60 days of June 20, 2025. Dr. Tuchman is our former Chief Executive Officer and current Chief Medical Officer.

(8)	Consists of 1,328 shares of common stock and options to purchase 3,445 shares of common stock that are exercisable within 60 days of June 20, 2025.

PROPOSAL NO. 1

ISSUANCE PROPOSAL

Background and Description of Proposal

Financing Transaction

On June 9, 2025, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which we agreed to sell to the Investors (a) an aggregate of 5,500 shares of the Company’s newly designated Series D convertible preferred stock, par value $0.0001, with a stated value of $1,000 per share (the “Series D Preferred Stock”), initially convertible into up to 1,833,333 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an initial conversion price of $3.00 (the “Conversion Price”) and (b) warrants (the “Warrants”) to purchase up to an aggregate of 1,833,333 shares of Common Stock at an initial exercise price of $3.00 per share, in a private placement (the “Offering”). The shares of Common Stock issuable upon conversion of the Series D Preferred Stock and exercise of the Warrants are referred to as the “Conversion Shares” and “Warrant Shares,” respectively.

Nasdaq Listing Rule 5635(c) generally requires that a listed company obtain stockholder approval prior to issuance of securities when a stock option or purchase plan is established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which shares of Common Stock may be acquired by officers, directors, employees or consultants of the Company. We believe the issuance or delivery of shares of Common Stock underlying the Consultant Warrants to Mr. Altucher should not be treated as equity compensation within the meaning of Rule 5635(c). However, it is possible Nasdaq may deem all or a portion of any arrangement as compensatory in nature, particularly in circumstances where the value deemed received by a listed company is less than the fair value of the securities issued. Accordingly, we are seeking the approval of our stockholders for the issuance of shares of the Common Stock pursuant to the Consultant Warrants pursuant to Nasdaq Listing Rule 5635(c).

Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock. Accordingly, the Company is seeking stockholder approval of the issuance of shares of Common Stock in connection with the (i) Offering, (ii) Consultant Warrants and (iii) GPN Warrants. In connection with the Offering, we agreed to seek approval of our stockholders for the issuance of the Securities (as defined below).

Reasons for the Financing

As of March 31, 2025, our cash and cash equivalents were approximately $14.83 million. In June 2025, our Board determined that it was necessary to raise additional funds for general corporate purposes and working capital, including the acquisition of Bittensor TAO as a treasury reserve asset. On June 8, 2025, the Company entered into a consulting agreement (the “Altucher Consulting Agreement”) with Mr. James Altucher and Z-List Media, Inc. (the “Consultant”), pursuant to which the Consultant will assist the Company with, among other things, crypto portfolio management, investor relations, strategic planning, deal flow analysis and advice related to sector growth initiatives. In connection with the Altucher Consulting Agreement, the Company announced the launch of a differentiated cryptocurrency treasury strategy focused on the pure play artificial intelligence (AI) crypto coin, Bittensor TAO, which is currently the leading AI token by market capitalization and adoption. The Company intends to acquire $10 million of Bittensor TAO tokens initially, as soon as practicable.

We believe that the Offering, which yielded gross proceeds of $5.5 million, was necessary in light of the Company’s cash and funding requirements at the time and the launch of the differentiated cryptocurrency treasury strategy. We also believe that the anti-dilution protections contained in the Series D Preferred Stock and Warrants were reasonable in light of market conditions and the size and type of the Offering, and that we would not have been able to complete the sale of the Series D Preferred Stock and Warrants unless such anti-dilution provisions were offered.

Series D Convertible Preferred Stock

The terms of the Series D Preferred Stock are as set forth in a Certificate of Designations (the “Certificate of Designations”), which was filed with the Secretary of State for the State of Delaware on June 9, 2025. The Series D Preferred Stock will be convertible into Conversion Shares at the election of the holder at any time at the Conversion Price. The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Conversion Price (subject to certain exceptions). The Company will be required to redeem the Series D Preferred Stock in equal quarterly installments, commencing on September 30, 2025. The amortization payments due upon such redemption are payable in cash at 107% of the applicable Installment Amount (as defined in the Certificate of Designations).

The holders of the Series D Preferred Stock will be entitled to dividends of 5% per annum, compounded quarterly, which are payable in cash. Upon the occurrence and during the continuance of a Triggering Event (as defined in the Certificate of Designations), the Series D Preferred Stock will accrue dividends at the rate of 15% per annum. The holders of Series D Preferred Stock are entitled to vote with holders of the Common Stock as a single class on all matters that holders of Common Stock are entitled to vote upon, with the number of votes per share of Series D Preferred Stock equal to the stated value of such Series D Preferred Stock divided by the then applicable Conversion Price; provided, however that in no event shall the then applicable Conversion Price be less than the “Minimum Price” (as defined in Rule 5635 of the Rules of the Nasdaq Stock Market) on the date immediately prior to the date of the Purchase Agreement.

Notwithstanding the foregoing, our ability to settle conversions is subject to certain limitations set forth in the Certificate of Designations, including a limit on the number of shares that may be issued until the time, if any, that our stockholders have approved the issuance of more than 19.99% of the Company’s outstanding shares of Common Stock in accordance with Nasdaq listing standards (the “Nasdaq Stockholder Approval”). We agreed to seek stockholder approval of these matters at a meeting to be held no later than September 1, 2025 and are now seeking such approval via this Issuance Proposal. Further, the Certificate of Designations contains a certain beneficial ownership limitation after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Series D Preferred Stock or Warrants.

The Certificate of Designations includes certain Triggering Events (as defined in the Certificate of Designations), including, among other things, the Company’s failure to pay any amounts due to the holders of the Series D Preferred Stock when due. In connection with a Triggering Event, each holder of Series D Preferred Stock will be able to require the Company to redeem in cash any or all of the holder’s Series D Preferred Stock at a premium set forth in the Certificate of Designations.

The Company will be subject to certain affirmative and negative covenants regarding the incurrence of indebtedness, acquisition and investment transactions, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends (other than dividends pursuant to the Certificate of Designations), distributions or redemptions, and the transfer of assets, among other matters.

Warrants

The Warrants are exercisable immediately at a price of $3.00 per share (the “Exercise Price”) and expire five years from the date of issuance. The Exercise Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for Common Stock, at a price below the then-applicable Exercise Price (subject to certain exceptions).

Securities Purchase Agreement

The Purchase Agreement contains representations and warranties of us and the Investors, which are typical for transactions of this type. The Purchase Agreement obligates us to indemnify the Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, (ii) any breach of any obligation of ours, and (iii) certain claims by third parties.

In addition, the Purchase Agreement contains customary covenants on our part that are typical for transactions of this type, as well as the following additional covenants: (i) until all Warrants are exercised, we agreed not to enter into any variable rate transactions; (ii) we agreed to offer to the Investors, until the later of no Series D Preferred Stock being outstanding and the maturity date of the Series D Preferred Stock, the opportunity to participate in any subsequent securities offerings by us; and (iii) we agreed to use our best efforts to hold a stockholder meeting, at which we would solicit our stockholders’ affirmative vote for approval of our issuance of the Securities (as defined below) in accordance with the applicable law and rules and regulations of Nasdaq, no later than September 1, 2025. This Issuance Proposal is intended to fulfill this final covenant.

Consulting Agreement

Pursuant to the Altucher Consulting Agreement, the Company issued to the Consultant warrants to purchase up to an aggregate of 1,200,000 shares of Common Stock, consisting of: (i) a warrant to purchase up to 400,000 shares of Common Stock at an exercise price of $4.00 per share (the “First Tranche Warrant”), (ii) a warrant to purchase up to 200,000 shares of Common Stock at an exercise price of $6.00 per share (the “Second Tranche Warrant”), (iii) a warrant to purchase up to 200,000 shares of Common Stock at an exercise price of $8.00 per share (the “Third Tranche Warrant”) and (iv) a warrant to purchase up to 400,000 shares of Common Stock at an exercise price of $12.00 per share (the “Fourth Tranche Warrant” and together with the First Tranche Warrant, the Second Tranche Warrant and the Third Tranche Warrant, the “Consultant Warrants”) with each warrant subject to exercisability, forfeiture and such other terms as set forth therein. The shares of Common Stock issuable upon exercise of the Consultant Warrants are referred to herein as the “Consultant Warrant Shares.”

Pursuant to the First Tranche Warrant: (i) 200,000 Consultant Warrant Shares are immediately exercisable upon issuance and (ii) the remaining 200,000 Consultant Warrant Shares will be exercisable upon the retention of a mutually agreeable treasury manager. Pursuant to the Second Tranche Warrant, the Consultant Warrant Shares will be exercisable on the 3-month anniversary of the date of issuance. Pursuant to the Third Tranche Warrant, the Consultant Warrant Shares will be exercisable on the 6-month anniversary of the date of issuance. Pursuant to the Fourth Tranche Warrant, the Consultant Warrant Shares will be exercisable on the one-year anniversary of the date of issuance. Each of the Consultant Warrants expires five years from the date of issuance. The Consultant Warrants contain customary registration rights, pursuant to which we are required to file a resale registration statement with the SEC to register the Consultant Warrant Shares for resale on or prior to the date is that 90 days from the issue date of the Consultant Warrants.

The Altucher Consulting Agreement obligates us to indemnify the Consultant and Mr. Altucher for certain losses including those arising from claims by any person resulting from the Company’s acts or omissions related to the Altucher Consulting Agreement, other than for claims which are the result of gross negligence, bad faith or willful misconduct by the Consultant or Mr. Altucher.

Placement Agent Engagement Letter

In connection with the Offering, the Company entered into an engagement letter (the “Engagement Letter”) with GP Nurmenkari Inc. as placement agent (“GPN”). Pursuant to the Engagement Letter, the Company agreed to pay GPN (i) a cash fee equal to 7.0% of the gross proceeds from any sale of securities in the Offering and (ii) warrants to purchase shares of Common Stock equal to 3.0% of the number of shares of Common Stock that the Series D Preferred Stock are initially convertible into, with an exercise price of $3.00 per share and a five-year term (the “GPN Warrants”). The shares of Common Stock issuable upon exercise of the GPN Warrants are referred to herein as the “GPN Warrant Shares.”

The Series D Preferred Stock, the Conversion Shares, the Warrants, the Warrant Shares, the Consultant Warrants, the Consultant Warrant Shares, the GPN Warrants and the GPN Warrant Shares are herein collectively referred to as the “Securities.”

Registration Rights Agreement

In connection with the Purchase Agreement, on June 9, 2025, we and the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which we are required to, among other things, file a resale registration statement (the “Registration Statement”) with the SEC to register for resale (i) 200% of the maximum number of Unregistered Conversion Shares issuable upon conversion of the Series D Preferred Stock and (ii) 200% of the maximum number of Warrant Shares issuable upon exercise of the Warrants, promptly following the closing of the Offering, but in no event later than 30 calendar days after the effective date of the Registration Rights Agreement, and to have such Registration Statement declared effective by the Effectiveness Date (as defined in the Registration Rights Agreement).

Effect of Issuance of Securities

In connection with the Offering, we agreed to seek approval of our stockholders for the issuance of the Securities. The Series D Preferred Stock are initially convertible into up to 1,833,333 shares of our Common Stock at the Conversion Price. Exercise of the Warrants, Consultant Warrants and GPN Warrants in full will result in the issuance of an additional 3,088,333 shares of Common Stock. The potential issuance of the Conversion Shares, Warrant Shares, Consultant Warrant Shares and GPN Warrant Shares would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that (i) the Investors convert their Series D Preferred Stock or exercise their Warrants, (ii) the Consultant exercises the Consultant Warrants, (iii) GPN exercises the GPN Warrants or (iv) additional shares of Common Stock are issued pursuant to the anti-dilution terms of the Securities. Because of potential adjustments to the number of shares of Common Stock issuable upon conversion or exercise (as applicable) of the Securities to be issued in connection with the Offering, the exact magnitude of the dilutive effect of the Securities cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Proposal to Approve Financing Transaction

Nasdaq Listing Rule 5635(c) generally requires us to obtain stockholder approval prior to issuance of securities when a stock option or purchase plan is established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which shares of Common Stock may be acquired by officers, directors, employees or consultants of the Company. We believe the issuance or delivery of shares of Common Stock underlying the Consultant Warrants to Mr. Altucher should not be treated as equity compensation within the meaning of Rule 5635(c). However, it is possible Nasdaq may deem all or a portion of any arrangement as compensatory in nature, particularly in circumstances where the value deemed received by a listed company is less than the fair value of the securities issued. Accordingly, we are seeking the approval of our stockholders for the issuance of shares of the Common Stock pursuant to the Consultant Warrants pursuant to Nasdaq Listing Rule 5635(c).

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving (a) the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) at a price less than the greater of book or market value which equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance; or (b) the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. In the case of the Offering, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the Offering, the Purchase Agreement for which we signed on June 9, 2025.

Prior to closing the Offering, we had 1,756,682 shares of Common Stock outstanding. Therefore, the potential issuance of the Securities would have constituted greater than 20% of the shares of Common Stock outstanding prior to giving effect to the financing.

We are seeking stockholder approval under Nasdaq Rule 5635(c) if applicable, for the issuance of Common Stock under an equity compensation arrangement pursuant to which shares of Common Stock may be acquired by a consultant of the Company. We are also seeking stockholder approval under Nasdaq Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 20% of the shares of Common Stock outstanding on the original date of entry into the Purchase Agreement, including without limitation, as a result of the anti-dilution feature of the Series D Preferred Stock, Warrants and GPN Warrants since such provisions may reduce the per share conversion price or exercise price, as the case may be, and result in the issuance of shares at less than the greater of market price or book value per share.

Effectively, stockholder approval of this Issuance Proposal is one of the conditions for us to receive up to an additional approximately $14.9 million upon the exercise of the Warrants, if exercised for cash. Loss of these potential funds could jeopardize our ability to execute our business plan.

We generally have no control over whether (i) the holders of Series D Preferred Stock convert their Series D Preferred Stock, (ii) the Warrant holders exercise their Warrants, (iii) the Consultant exercises the Consultant Warrants or (iv) GPN exercises the GPN Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of shares of Common Stock that may be issued. Under certain circumstances, however, it is possible that we may have to issue more than 20% of our outstanding shares of Common Stock to holders of the Series D Preferred Stock, Warrants, Consultant Warrants and GPN Warrants. Therefore, we are seeking stockholder approval under this Issuance Proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the holders of the Series D Preferred Stock, Warrants, Consultant Warrants and GPN Warrants.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rules 5635(c) or 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities may cause a significant reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of Common Stock issued to the holders of the Series D Preferred Stock, Warrants, Consultant Warrants and GPN Warrants could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Offering may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Offering under Nasdaq Listing Rule 5635(b) because the Investors have agreed that, for so long as they hold any shares of our Common Stock, neither they nor any of their affiliates will acquire shares of our Common Stock which result in them and their affiliates, collectively, beneficially owning or controlling more than 4.99% (which percentage can be increased to 9.99%) of the total outstanding shares of our Common Stock.

Consequences of Not Approving this Proposal

If our stockholders do not approve this proposal, we will not be able to issue more than 20% of our outstanding shares of Common Stock to the holders of the Securities. As a result, we may be unable to issue sufficient shares upon conversion or exercise of the Securities, as applicable, which will, in lieu of those shares, require that we pay substantial cash amounts to the holders of the Securities. We do not anticipate having sufficient funds to make any substantial cash payments to the holders of the Securities.

Required Vote

Nasdaq Listing Rule 5635(c) generally requires us to obtain stockholder approval prior to issuance of securities when an equity compensation arrangement is made pursuant to which shares of Common Stock may be acquired by a consultant of the Company. Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of Common Stock. The approval of this Issuance Proposal requires the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the special meeting. Holders of Series D convertible preferred stock are not permitted to vote on Proposal 1 (the Issuance Proposal (as defined herein)). Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE TO APPROVE THE ISSUANCE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 2

PLAN AMENDMENT PROPOSAL

General

Our Board is requesting that our stockholders approve the adoption of an amendment, attached as Appendix A to this Proxy Statement, to our Synaptogenix, Inc. 2020 Equity Incentive Plan (the “Plan”), which amendment was approved by the Board on June 27, 2025 effective upon approval by our stockholders at the special meeting. If this proposal is approved, (a) the number of shares authorized for issuance of awards under the Plan will be increased from 675,000 to an aggregate of 2,675,000 shares of Common Stock and (b) the title of the Plan will be amended to “TAO Synergies Inc. 2020 Equity Incentive Plan.”

The Plan was approved by our Board and stockholders in 2020, and subsequently amended in 2021, 2022, 2023 and 2024. By its terms, the Plan may be amended by the Compensation Committee provided that any amendment that the Compensation Committee determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by the listing rules of Nasdaq. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

As of June 20, 2025, 123,286 shares of our Common Stock remain available for issuance of future awards under the Plan; options to purchase a total of 35,274 shares of Common Stock remain outstanding; no restricted stock units remain outstanding and restricted stock units for the issuance of 16,440 shares of our Common Stock have vested and converted to shares of Common Stock and those shares were canceled from the available shares in the Plan. As of June 20, 2025, no shares of our Common Stock have been issued upon the exercise of options.

Reasons for Amendment of the Plan

Our Board, the Compensation Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Our Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the Plan (as of June 20, 2025) is not sufficient for future granting needs. Our Board currently believes that if the amendment to the Plan is approved by stockholders, the 2,675,000 shares available for issuance under the Plan will result in an adequate number of shares of Common Stock being available for future awards under the Plan for two additional years following the current year. In light of the Company’s name change in June 2025, the Board believes it is appropriate to amend the title of the Plan to coincide with the name of the Company.

The following is a brief summary of the Plan, as amended. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which was attached as Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Summary of Material Features of the Plan

Eligibility. The Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the Plan. As of June 20, 2025, there were approximately nine individuals eligible to participate in the Plan.

Corporate Governance Aspects of the Plan. The Plan includes several provisions that we believe promote best practices by reinforcing alignment with stockholders’ interests. These provisions include, but are not limited to, the following:

☐	No Discounted Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date except to replace equity awards due to a corporate transaction.

☐	No Repricing without Stockholder Approval: Other than in connection with corporate reorganizations or restructurings, at any time when the exercise price of a stock option or strike price of a stock appreciation right is above the fair market value of a share, the Company will not, without stockholder approval, reduce the exercise price of such stock option or strike price of such stock appreciation right and will not exchange such stock option or stock appreciation right for a new award with a lower (or no) purchase price or for cash.

☐	No Transferability: Equity awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

☐	Provide for a Minimum Vesting Period: Awards issued under the Plan contain a vesting period of at least one year, except in the event of death, disability or retirement of a participant or pursuant to a change of control of the Company; and provided that time-based vesting may accrue incrementally over such one-year period and provided further that awards may be granted to non-employee directors having time-based vesting of less than one year from the date of grant so long as not more than 10% of the shares reserved for issuance under the Plan may be granted in the aggregate with such shorter vesting period.

☐	No Liberal Share Recycling: Shares that are withheld to satisfy any tax withholding obligation related to any stock award or for payment of the exercise price or purchase price of any stock award under the Plan will not again become available for issuance under the Plan.

Shares Available for Issuance. The Plan currently provides for the issuance of up to 675,000 shares of our Common Stock. Generally, shares of Common Stock reserved for awards under the Plan that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards. However, shares of Common Stock tendered in payment for an award or shares of Common Stock withheld for taxes are not available again for future awards.

Stock Options. Stock options granted under the Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our Common Stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

Other Stock-Based Awards. The Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, restricted stock unit awards, and other stock-based awards. Our Board or an authorized committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period or achievement of one or more performance goals.

Plan Administration. In accordance with the terms of the Plan, our Board administers the Plan. The Board may delegate part of its authority and powers under the Plan to the Compensation Committee or one or more of our directors and/or officers, but only the Board or Compensation Committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Securities Exchange Act of 1934. In accordance with the provisions of the Plan, our Board determines the terms of awards, including:

☐	which employees, directors and consultants will be granted awards;

☐	the number of shares subject to each award;

☐	the vesting provisions of each award;

☐	the termination or cancellation provisions applicable to awards; and

☐	all other terms and conditions upon which each award may be granted in accordance with the Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award; and provided, further, that, without the prior approval of our stockholders, options and stock appreciation rights will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.

Stock Dividends and Stock Splits. If our Common Stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of Common Stock as a stock dividend, the number of shares of our Common Stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price per share of stock options or purchase price, if any, to reflect such subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event (a “Corporate Transaction”), our Board may, in its sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

☐	provide that all outstanding options shall be assumed or substituted by the successor corporation;

☐	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

☐	in the event of a merger pursuant to which holders of our Common Stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our Common Stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

☐	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

☐	with respect to stock grants and in lieu of any of the foregoing, our Board or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of Common Stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of our Board or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control (as defined in the Plan), then all options outstanding on the date of the Corporate Transaction shall automatically become fully vested and exercisable.

Amendment and Termination. The Plan may be amended by our stockholders. It may also be amended by our Board, provided that any amendment approved by our Board which it determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. In addition, other than in connection with stock dividends, stock splits, recapitalizations or reorganizations, the Board may not without stockholder approval reduce the exercise price or cancel any outstanding option in exchange for a replacement option having a lower exercise price, or for any other equity award or for cash. In addition, the Board may not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent unless such amendment is required by applicable law or necessary to preserve the economic value of such award.

Duration of Plan. The Plan will expire by its terms on November 3, 2030.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:

The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Plan Benefits

Since the adoption of the Plan through June 20, 2025, we have granted the following stock options and RSUs under the Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options and RSUs were shares of our Common Stock.

Name and Position	Number of shares of common stock subject to RSUs	Number of shares of common stock subject to stock options
Named Executive Officers
Alan J. Tuchman (former Chief Executive Officer and current Chief Medical Officer)	2,400	3,503
Robert Weinstein (Chief Financial Officer)	2,400	3,445
Daniel L. Alkon (former Chief Scientific Officer)	1,750	4,250
All Current Executive Officers as a Group	6,550	11,198
All Current Directors Who Are Not Executive Officers as a Group	7,890	20,713
All Employees Who are Not Executive Officers as a Group	2,000	963

New Plan Benefits

The amounts of future grants under the Plan are not determinable and will be granted at the sole discretion of the Board or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the Plan or the amount or types of any such awards.

On July 7, 2025, the closing market price per share of our Common Stock was $7.63, as reported by The Nasdaq Capital Market.

Required Vote

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Plan Amendment Proposal.

OUR BOARD RECOMMENDS APPROVAL OF THE PLAN AMENDMENT PROPOSAL, AND PROXIES SOLICITED BY OUR BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3: ADJOURNMENT PROPOSAL

If at the special meeting, the number of votes represented by shares of our Common Stock and Series C Preferred Stock, present or represented and voting in favor of either of the Issuance Proposal or Plan Amendment Proposal is insufficient to approve either of the Issuance Proposal or Plan Amendment Proposal or establish a quorum, our management may move to adjourn the special meeting in order to enable our Board to continue to solicit additional proxies in favor of the Issuance Proposal or Plan Amendment Proposal, as applicable.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning, postponing or continuing the special meeting and any later adjournments. If our stockholders approve the adjournment proposal, we could adjourn, postpone or continue the special meeting, and any adjourned session of the special meeting, to use the additional time to solicit additional proxies in favor of the Issuance Proposal or Plan Amendment Proposal, as applicable, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the adjournment proposal could mean that, even if proxies representing a sufficient number of votes against either of the Issuance Proposal or Plan Amendment Proposal have been received, we could adjourn, postpone or continue the special meeting without a vote on either of the Issuance Proposal or Plan Amendment Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Issuance Proposal or Plan Amendment Proposal, as applicable.

The affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon at the special meeting is required to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Issuance Proposal or Plan Amendment Proposal, as applicable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT EITHER OF THE ISSUANCE PROPOSAL OR THE PLAN AMENDMENT PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

OTHER MATTERS

Our Board knows of no other business which will be presented at the special meeting. If any other business is properly brought before the special meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER COMMUNICATIONS

Stockholders wishing to communicate with the Board or with an individual member of the Board may do so by writing to the Board or to the particular member of the Board, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036

July 7, 2025

APPENDIX A – FORM OF AMENDMENT TO THE SYNAPTOGENIX, INC. 2020 EQUITY INCENTIVE PLAN

AMENDMENT NO. 5

TO

SYNAPTOGENIX, INC.

2020 EQUITY INCENTIVE PLAN

In accordance with those certain resolutions adopted by the Board of Directors and stockholders of TAO Synergies Inc., a Delaware corporation (the “Company”), the Synaptogenix, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby amended as follows:

1.   Section 3(a) of the Plan is hereby amended and restated in its entirety to increase the number of shares of the Company’s common stock, par value $0.0001 per share, reserved for issuance under the Plan as follows:

“(a)          The number of Shares which may be issued from time to time pursuant to this Plan shall be 2,675,000 shares of Common Stock.”

2.   The title of the Plan (i) in each place it appears on the cover page and (ii) in Section 1 of the Plan next to the definition “Plan” is hereby amended and restated in its entirety as follows:

“TAO Synergies Inc. 2020 Equity Incentive Plan.”

3.   The name of the Company in Section 1 of the Plan next to the definition “Company” is hereby amended and restated in its entirety as follows:

“TAO Synergies Inc., a Delaware corporation.”

4.   Unless otherwise expressly provided for in this Amendment No. 5 to the Plan (this “Amendment”), all capitalized words, phrases, or defined terms used in this Amendment will have the same meaning ascribed to them in the Plan.

5.  Except as expressly set forth in this Amendment, there have been no other changes or modifications to the Plan, and the Plan remains otherwise unchanged and in full force and effect.

6.   This Amendment shall be effective as of August [       ], 2025.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed effective as of the date set forth above.

TAO Synergies Inc.,
A Delaware corporation

By:
Robert Weinstein
Chief Financial Officer

[Signature Page to Amendment to the Plan]

NAME & ADDRESS HERE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. NAME & ADDRESS HERE YOUR CONTROL NUMBER Address Change: (If you noted any Address Changes above, please mark box.) ☐ TAO SYNERGIES INC. SPECIAL MEETING OF STOCKHOLDERS August 6, 2025 at 11:00 a.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TAO SYNERGIES INC. The undersigned, revoking all prior proxies heretofore given, hereby appoints Joshua Silverman and Robert Weinstein, and each of them, as proxies, attorneys, and agents, with full power of substitution, to vote all shares of common stock of TAO SYNERGIES INC., a Delaware corporation, that the undersigned would be entitled to vote at the Special Meeting of Stockholders scheduled to be held on August 6, 2025 at 11:00 a.m. Eastern Time including at any adjournments, postponements, or continuations thereof, with all powers that the undersigned would possess if personally present. If no designation is made, the shares will be voted as the Board of Directors recommends, as indicated on the reverse side, and in the discretion of the proxy upon such other matters as may properly come before the Special Meeting. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://AALvote.com/TAOSM Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. YOUR CONTROL NUMBER As a stockholder of TAO SYNERGIES INC., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on August 5, 2025. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature____________________________________________________________ Date________________________________________________________________ Title_________________________________________________________________ Signature (Joint Owners)_____________________________________________ NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

NAME & ADDRESS HERE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. NAME & ADDRESS HERE YOUR CONTROL NUMBER Address Change: (If you noted any Address Changes above, please mark box.) ☐ PRELIMINARY PROXY CARD, SUBJECT TO COMPLETION DATED JUNE 27, 2025 TAO SYNERGIES INC. SPECIAL MEETING OF STOCKHOLDERS August 6, 2025 at 11:00 a.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TAO SYNERGIES INC. The undersigned, revoking all prior proxies heretofore given, hereby appoints Joshua Silverman and Robert Weinstein, and each of them, as proxies, attorneys, and agents, with full power of substitution, to vote all shares of common stock of TAO SYNERGIES INC., a Delaware corporation, that the undersigned would be entitled to vote at the Special Meeting of Stockholders scheduled to be held on August 6, 2025 at 11:00 a.m. Eastern Time including at any adjournments, postponements, or continuations thereof, with all powers that the undersigned would possess if personally present. If no designation is made, the shares will be voted as the Board of Directors recommends, as indicated on the reverse side, and in the discretion of the proxy upon such other matters as may properly come before the Special Meeting. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://AALvote.com/TAOSM Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. YOUR CONTROL NUMBER As a stockholder of TAO SYNERGIES INC., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on August 5, 2025. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature____________________________________________________________ Date________________________________________________________________ Title_________________________________________________________________ Signature (Joint Owners)_____________________________________________ NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 6, 2025: The Proxy Statement is available at: https://web.viewproxy.com/TAO/2025SM When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR Items 1, 2, and 3. Your Board of Directors recommends a vote FOR Item 1. Please mark your votes like this 1. To authorize, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), as applicable, the issuance of shares of our common stock underlying shares of convertible preferred stock and warrants issued by us pursuant to the terms of (a) that certain Securities Purchase Agreement, dated June 9, 2025, by and among us and the investors named therein, (b) that certain Consulting Agreement, dated June 8, 2025, by and among us and the parties therein and (c) that certain engagement letter by and among us and GP Nurmenkari Inc. as placement agent, in an amount equal to or in excess of 20% of our common stock outstanding before the issuance of such convertible preferred stock and warrants (including upon the operation of anti-dilution provisions contained in such convertible preferred stock and warrants) (the “Issuance Proposal”); FOR ☐ AGAINST ☐ ABSTAIN ☐ Your Board of Directors recommends a vote FOR Items 2,and 3. 2. To approve a proposed amendment to the Synaptogenix, Inc. 2020 Equity Incentive Plan to, among other things, increase the number of shares available for the grant of awards by 2,000,000 shares and to change the name of the Plan to “TAO Synergies Inc. 2020 Equity Incentive Plan” (the “Plan Amendment Proposal”); FOR ☐ AGAINST ☐ ABSTAIN ☐ 3. To approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt either of the Issuance Proposal or the Plan Amendment Proposal or to establish a quorum (the “Adjournment Proposal”); and FOR ☐ AGAINST ☐ ABSTAIN ☐